Exhibit 10.2

JOINDER, ASSUMPTION, RATIFICATION AND MODIFICATION AGREEMENT

THIS JOINDER, ASSUMPTION, RATIFICATION, AND MODIFICATION AGREEMENT (this “Agreement”) is made as of this 29th day of August, 2006, by and among (a) TESSCO TECHNOLOGIES INCORPORATED, a Delaware corporation (“TESSCO”), TESSCO SERVICE SOLUTIONS, INC., a Delaware corporation, TESSCO COMMUNICATIONS INCORPORATED, a Delaware corporation, WIRELESS SOLUTIONS INCORPORATED, a Maryland corporation, and TESSCO BUSINESS SERVICES, LLC, a Delaware limited liability company, (all of the aforementioned entities, including TESSCO, being hereinafter called collectively the “Existing Borrowers”); (b) TESSCO INCORPORATED, a Delaware corporation (the “Guarantor”); (c) TESSCO SUPPLY CHAIN SERVICES, LLC, a Delaware limited liability company, TESSCO PRODUCT SOLUTIONS, LLC, a Delaware limited liability company, TESSCO INTEGRATED SOLUTIONS, LP, a Delaware limited partnership, and GW SERVICE SOLUTIONS, INC., a Delaware corporation (Tessco Supply Chain Services, LLC, Tessco Product Solutions, LLC, Tessco Integrated Solutions, LP and GW Service Solutions, Inc. being hereinafter called collectively the “Additional Borrowers”), (d) the Lenders who are or may become a party to this Agreement;  (e) WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, and (f) SUNTRUST BANK, as Arrangement Agent (the Administrative Agent and the Arrangement Agent are collectively referred to herein as the “Agents”).

RECITALS

Pursuant to a Credit Agreement dated as of June 30, 2004 by and among the Existing Borrowers, Cartwright Communications Company, a Delaware corporation (“Cartwright”) (the Existing Borrowers and Cartwright being hereinafter called collectively the “Original Borrowers”), the Lenders named therein, and the Agents (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Credit Agreement”), the Lenders agreed to make available to the Original Borrowers a term loan (the “Term Loan”) in the aggregate principal amount of $4,500,000.  The Original Borrowers’ obligation to repay the Term Loan with interest is evidenced by the Original Borrowers’ Term Note dated June 30, 2004 from the Original Borrowers made payable to the Lenders in the principal amount of $4,500,000 (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Note”).  The Original Borrowers’ obligations are guaranteed by the Guarantor pursuant to a Guaranty Agreement dates as of June 30, 2004 from the Guarantor (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Guaranty”).  The obligations of the Guarantor under the Guaranty are secured by, among other things, an Indemnity Deed of Trust dated as of June 30, 2004 from the Guarantor to certain trustees for the benefit of Wachovia Bank, National Association on behalf of itself and the lenders (as the same may from time to time be amended, restated, supplemented, or otherwise modified, the “Deed of Trust”).

On March 22, 2006, with the prior consent of the Agents and Lenders, Cartwright entered into an Agreement and Plan of Merger with Tessco Incorporated, pursuant to which, Cartwright merged with and into Tessco Incorporated, and Tessco Incorporated became the survivor of such merger.  In addition, with the prior consent of the Agents and the Lenders, the Additional Borrowers were formed to further the business purposes of the then Existing Borrowers generally.  The Agents and the Lenders have afforded to the Existing Borrowers additional time in which to enter into this Agreement to comply with and fulfill the obligations of Existing Borrowers under the Credit Agreement in respect of the formation of Additional Borrowers and the joinder and assumption required thereby.

The Existing Borrowers and the Additional Borrowers (collectively the “Borrowers”) have requested that the Lenders and the Agents (a) permit the Additional Borrowers to assume, jointly and severally, with the Existing Borrowers the obligations of the Existing borrowers under the Loan Documents (as such term is defined herein) pursuant to the terms hereof and in timely satisfaction of the obligations of Existing Borrowers under the Credit Agreement in respect of such assumption and joinder, and (b) modify certain other terms and conditions of the Loan Documents, and the Agents and the Lenders have so agreed.

As used herein, the term “Loan Documents” means collectively, the Credit Agreement, the Note, and all other documents now or hereafter executed and delivered by the Borrowers, the Guarantor, or any other party or parties to evidence, secure, or guarantee, or in connection with, the Term Loan.

AGREEMENT

NOW THEREFORE, in consideration of the premises and in order to induce the Lenders and the Agents (a) to modify the Loan Documents, and (b) to consent to the assumption of the Obligations (as defined in the Credit Agreement) by the Additional Borrowers jointly and severally with the Existing Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions.  Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement unless the context in which such terms are used requires other meanings.

2.             Joinder and Assumption.   The Additional Borrowers hereby join in and assume all of the Obligations jointly and severally with the Existing Borrowers, and the Additional Borrowers hereby covenant, promise and agree jointly and severally with the Existing Borrowers, (a) to pay to the Administrative Agent for the account of the Lenders, the principal of and interest on the Note, and all other sums payable thereunder, at the times, in the manner, and in all respects as therein provided; (b) to perform and comply with all of the terms, covenants, agreements and obligations to be performed by the Existing Borrowers under the Note, the Credit Agreement, and all other Loan Documents at the times, in the manner, and in all respects as therein provided; and (c) to be bound by each and all of the terms, covenants, agreements and obligations of the Note, the Credit Agreement, and all other Loan Documents as though said documents had originally been made, executed, and delivered by the Original Borrowers and the Additional Borrowers.

3.             Amendments to Credit Agreement.

a.             Effective as of the date hereof, the Credit Agreement is hereby amended by deleting the text “, (all of the aforementioned entities, including TESSCO, being hereinafter called collectively the “Borrowers”)” appearing in the Preamble thereto.

b.             Effective as of the date hereof, the Credit Agreement is hereby amended by deleting all references to “Cartwright Communications Company”.

c.             Effective as of the date hereof, the Credit Agreement is hereby amended by deleting the definition of “Borrowers” appearing in Section 1.1 and substituting the following in lieu thereof:

“Borrowers” shall mean collectively, TESSCO Technologies Incorporated, TESSCO Service Solutions, Inc., TESSCO Incorporated, TESSCO Communications Incorporated, Wireless Solutions Incorporated, TESSCO Business Services, LLC, TESSCO Supply Chain Services, LLC, TESSCO Product Solutions, LLC, TESSCO Integrated Solutions, LP and GW Service Solutions, Inc.

4.             Amendment to Note.  As used in the Note the term “Borrowers” shall hereafter mean collectively the Existing Borrowers and the Additional Borrowers, and the Additional Borrowers hereby agree, jointly and severally with the Existing Borrowers, to repay the principal of and interest on the Term Loan as provided in the Note, as amended hereby.

5.             Representations and Warranties.  In order to induce the Lenders and the Agents to enter into this Agreement, the Borrowers and the Guarantor (collectively, the “Obligors”) hereby represent and warrant to the Lenders and the Agents that as of the date hereof (a) no Default of Event or Default exists under the provisions of the Loan Documents which has not been waived by the Lenders and the Agents in writing, (b) all of the representations and warranties of the Obligors in the Loan Documents are true and correct on the date hereof as if the same were made on the date hereof (except for any representations and warranties that speak as of a certain date), (c) no material adverse change has occurred in the business, financial condition, prospects or operations of the Obligors since the date of the most recent financial statements of the Obligors furnished to the Lenders in accordance with the provisions of the Loan Documents, and (d) this Agreement constitutes the legal, valid and binding obligation of the Obligors, enforceable in accordance with its terms.  If any of the foregoing representations and warranties shall prove to be false, incorrect or misleading in any material respect, the Required Lenders and/or the Administrative Agent may, in accordance with the provisions of the Credit Agreement, declare that a default has occurred and exists under the provisions of the Loan Documents, and the Lenders and/or the Administrative Agent shall be entitled to all of the rights and remedies set forth in the Loan Documents as the result of the occurrence of such default.

6.             Ratification and No Novation.  The Obligors hereby ratify and confirm all of their respective obligations, liabilities and indebtedness under the provisions of the Note, the Credit Agreement, the Guaranty, the Deed of Trust, and the other Loan Documents, as the same may be amended and modified by this Agreement.  The Lenders, the Agents and the Obligors agree that it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of the Obligors or any other party under the provisions of the Loan Documents.  The Obligors agree that all of the provisions of the Note, the Credit Agreement, the Guaranty, the Deed of Trust, and the other Loan Documents shall remain and continue in full force and effect as the same may be modified and amended by this Agreement.  In the event of any conflict between the provisions of this Agreement and the provisions of the Loan Documents, the provisions of this Agreement shall control.

7.             Opinions, etc.  Within forty (45) days of the date hereof, the Borrowers shall deliver, or cause to be delivered, to the Lenders and the Administrative Agent the written opinion or opinions of the Borrowers’ counsel, satisfactory in form and content to each of the Lenders and the Administrative Agent, opining, among other things, that each of the Borrowers is duly organized, validly existing and in good standing, that this Agreement, and each of the other documents executed and/or delivered in connection herewith have been duly authorized by all requisite action and that such documents have been duly executed and delivered and constitute the legal, valid and binding obligations of the Borrowers, enforceable against them in accordance with the terms hereof and thereof and as to such other matters as the Lenders and/or the Administrative Agent shall request.

9.             Fees, Costs and Expenses.  As a condition precedent to the Lenders’ and the Agents’ agreement to the modifications set forth herein, the Borrowers shall pay to the Administrative Agent, on demand, all fees, costs and expenses both now and hereafter paid or incurred by the Lenders or the Agents with respect to the preparation, negotiation, execution of this Agreement and all documents related thereto, including, without limitation, reasonable attorney’s fees and expenses, recording costs and costs of record searches.

10.           Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland.

11.           Binding Effect.  This Agreement shall be binding upon and inure to the benefit of the Lenders, the Agents, the Borrowers, and their respective successors and assigns.

12.           Counterparts.  This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument.  The parties further agree that facsimile signatures shall be binding on all parties and have the same force and effect as original signatures.

[signatures follow]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be executed and sealed, the day and year first above written.

WITNESS:	BORROWERS:

TESSCO TECHNOLOGIES INCORPORATED

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO SERVICE SOLUTIONS, INC.

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO COMMUNICATIONS INCORPORATED

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

WIRELESS SOLUTIONS INCORPORATED

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

TESSCO BUSINESS SERVICES, LLC

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President

TESSCO SUPPLY CHAIN SERVICES, LLC

/s/	By:	/s/ Robert B. Barnhill, Jr.
		Name:	Robert B. Barnhill, Jr.
		Title:	President

TESSCO PRODUCT SOLUTIONS, LLC

/s/	By:	/s/ Robert B. Barnhill, Jr.
		Name:	Robert B. Barnhill, Jr.
		Title:	President

TESSCO INTEGRATED SOLUTIONS, LP
	BY:	TESSCO Product Solutions, LLC, General Partner

/s/	By:	/s/ Robert B. Barnhill, Jr.
		Name:	Robert B. Barnhill, Jr.
		Title:	President

GW SERVICE SOLUTIONS, INC.

/s/	By:	/s/ Robert B. Barnhill, Jr.
		Name:	Robert B. Barnhill, Jr.
		Title:	President

GUARANTOR:

TESSCO INCORPORATED.

/s/	By:	/s/ Robert B. Barnhill, Jr.
Robert B. Barnhill, Jr.
President and Chief Executive Officer

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION

/s/	By:	/s/
Name:
Title:

SUNTRUST BANK

/s/	By:	/s/
Name:
Title:

ADMINISTRATIVE AGENT:

WACHOVIA BANK, NATIONAL ASSOCIATION

/s/	By:	/s/
Name:
Title:

ARRANGEMENT AGENT:

SUNTRUST BANK

/s/	By:	/s/
Name:
Title: